                                                                   EXHIBIT 10.11


                                 FIRST AMENDMENT
                                       TO
                              CONTRACT FOR SERVICES
                 BETWEEN OFFICE OF MEDICAID POLICY AND PLANNING
                                       AND
                           MEDICUS SYSTEMS CORPORATION

         This AMENDMENT to the above-referenced contract is made and entered into by and between the State of Indiana, Office of Medicaid Policy and Planning, (hereinafter called "Office"), 402 West Washington Street, Room W382, Indianapolis, Indiana 46204, and Medicus Systems Corporation, One Rotary Center, Suite 400, Evanston, Illinois 60201-4802 (hereinafter called "Contractor").

         WHEREAS, the State of Indiana and Medicus Systems Corporation have previously entered into a contract for a term beginning January 3, 1994 and ending January 2, 1996 (hereinafter "the original contract") for services in conjunction with the administration of the Indiana Medicaid Primary Care Case Management Program;

         WHEREAS, the parties desire to further extend the duties to be performed by the Contractor to include providing additional staff and services;

         NOW THEREFORE, the parties enter into this FIRST AMENDMENT for the consideration set out below, all of which is deemed to be good and sufficient consideration in order to make this FIRST AMENDMENT a binding legal instrument.

         1. The term of this amendment is December 1, 1994, through January 2, 1996.

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
         2. The parties agree that this First Amendment is duly executed pursuant to paragraph 8 of the original contract.

         3. The parties hereby ratify and incorporate herein each term and condition set out in the original contract, as well as all written matters incorporated therein except as specifically provided for herein below by this FIRST AMENDMENT.

         4. The parties agree that Paragraph 2 of the original contract is amended to include the additional services set out in the Medicus Letter and PCCM Budget Addendum, incorporated herein by reference as Appendix "A".

         5. The parties agree that, in consideration of the services to be performed by the Contractor as delineated in Appendix "All", the Contractor will be paid an amount not to exceed Eight Hundred, Forty Thousand, Four Hundred Fifty-five Dollars ($840,455.00).

         6. The parties agree that Paragraph 3 of the original contract is amended to increase the total remuneration under the contract to an amount not to exceed Three Million, Three Hundred Twenty-Eight Thousand, Four Hundred Seventy-Nine Dollars ($3,328,479.00).

         7. (a) The Contractor hereby covenants and agrees to make a good faith effort to provide and maintain during the term of this Agreement a drug-free workplace, and that it will give written notice to the Office and the Indiana Department of Administration within ten (10) days after receiving actual notice that an employee

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of the Contractor has been convicted of a criminal drug violation occurring in the Contractor's workplace.

             (b) In addition to the provisions of subparagraph (a) above, if the total contract amount set forth in the Agreement is in excess of Twenty-Five Thousand Dollars ($25, 000), the Contractor hereby further agrees that this Agreement is expressly subject to the terms, conditions and representations contained in the Drug Free Workplace certification executed by the Contractor in conjunction with the Agreement and which is appended as an Attachment hereto.

             (c) It is further expressly agreed that the failure of the Contractor to in good faith comply with the terms of subparagraph (a) above, or falsifying or otherwise violating the terms of the certification referenced in subparagraph (b) above shall constitute a material breach of this Agreement, and shall entitle the State to impose sanctions against the Contractor including, but not limited to, suspension of contract payments, termination of this Agreement and/or debarment of the Contractor from doing further business with the State for up to three (3) years.

             8. The Contractor, by the signature of its duly authorized representative to the attached Non-Collusion Affidavit, swears, affirms, and gives assurance that there has been no collusion between the Contractor and any State employee, officer, or agent in the awarding of this Contact Amendment and that the Contractor has,

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prior to the execution of said Affidavit, caused an inquiry to be made of all interested employees, agents, or representatives of the Contractor.







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


     IN WITNESS WHEREOF, the parties have executed this amendment.

For the Contractor:                     For the State of Indiana:


/s/ Sandra Lichty, PhD                  James M. Verdier
- - -------------------------               -------------------------
Sandra Lichty                           James M. Verdier
Vice President                          Assistant Secretary
Medicus Systems Corporation             Office of Medicaid Policy and
                                        Planning

DATE: November 29,1994                  DATE: 11/30/94
      --------------------                    --------------------

APPROVED:                               APPROVED:


/s/ Jean S. Blackwell                   /s/ Jerry D. McQueen Jr.
- - -------------------------               -------------------------
Jean S. Blackwel,Director               William Shrewsberry
State Budget Agency                     Commissioner
                                        Department of Administration


DATE: 1/6/95                            DATE: DEC/4,1994
      --------------------                    --------------------


APPROVED:                               APPROVED:


/s/ Jean S. Blackwell                   /s/ G. Douglas Seidman, Deputy
- - -------------------------               -------------------------
Jean S. Blackwell, Chair                Pamela Carter
Data Processing Oversight               Attorney General of
Commission                              Indiana

DATE: 1/6/95                            DATE: 1/12/95
      --------------------                    --------------------


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
                                                          EXHIBIT 10.11(a)(1)
                                SECOND AMENDMENT
                                       TO
                             CONTRACT FOR SERVICES
                 BETWEEN OFFICE OF MEDICAID POLICY AND PLANNING
                                      AND
                          MEDICUS SYSTEMS CORPORATION

        This SECOND AMENDMENT to the above-referenced contract is made and entered into by and between the State of Indiana, through the Office of Medicaid Policy and Planning [hereinafter called "Office"], of the Indiana Family and Social Services Administration, 402 West Washington Street, Room W382, Indianapolis, Indiana 46204, and Medicus Systems Corporation [hereinafter called "Contractor"], One Rotary Center, Suite 400, Evanston, Illinois 60201-4802.

        WHEREAS, the State of Indiana and Medicus Systems Corporation have previously entered into a contract for a term beginning January 3, 1994, and ending January 2, 1996 [hereinafter "the original contract"] for services in conjunction with the administration of the Indiana Medicaid Primary Case Management Program;

        WHEREAS, the State of Indiana and Medicus Systems Corporation have previously entered into a first amendment for a contract term beginning December 1, 1994 and ending January 2, 1996 to further extend the duties to be performed by the Contractor to include providing additional staff and services;

        WHEREAS, the parties desire to further extend the duties to be performed by the Contractor to include a contract extension of an additional four months and to raise the consideration under this contract to reflect the consideration for the contract term extension;

        WHEREAS, the parties have agreed to add new language required by the Health Care Financing Administration and a new compliance with civil rights clause required by the Indiana Department of Administration;

        NOW THEREFORE, the parties enter into this SECOND AMENDMENT for the consideration set out below, all of which is deemed to be good and sufficient consideration in order to make this SECOND AMENDMENT a binding legal instrument.

1. The parties hereby ratify and incorporate herein each term and condition set out in the original contract and the first amendments as well as all written matters incorporated therein except as specifically provided for by this SECOND AMENDMENT.

2.      The term of this amendment is January 3, 1996 through April 30, 1996.

3.      The parties agree that this Second Amendment is duly executed


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        pursuant to paragraph 8 of the original contract.

4. The parties agree that, in consideration of the services to be performed by the Contractor as delineated in the original contract and in the first amendment, the Contractor will be paid an amount not to exceed eight hundred twenty-seven thousand, one hundred sixty dollars ($827,160.00).

5. The parties agree that Paragraph 3 of the original contract is amended to increase the total remuneration under the original contract, the first amendment and this second amendment to an amount not to exceed four million, one hundred fifty-five thousand, six hundred and thirty-nine dollars ($4,155,639.00).

6. The Office will provide the above-specified funding on a reimbursement basis, with the Contractor submitting claims directly to the attention of Judith E. Becherer, Director of Program Operations - Long Term Care within the Office at the following address:

                State of Indiana
                Family and Social Services Administration
                Office of Medicaid Policy and Planning
                402 West Washington Street, Rm W382
                Indianapolis, Indiana  46204

        All bills must be received by the tenth (10th) day of the month following the month which is being billed to insure payment at the end of that month.

7. The parties agree that the original contract and the first amendment are amended to include the following language that is required by the Health Care Financing Administration:

        a. Access to Records. The Contractor shall maintain all books, documents, papers and records which are directly pertinent to this contract and shall make such materials available at all reasonable times during the contract period and for three (3) years from the date of final payment under the contract or until all pending matters are closed, whichever date is later, for inspection by the State of Indiana, or any other duly authorized representative of the State of Indiana or the Federal government.

        b. Environmental Standards. If the total contract amount set forth in the contract is in excess of $100,000.00, the Contractor shall comply with all applicable standards, orders, or requirements issued under section 305 of the Clean Air Act (42 USC 7606), section 508 of the Clean Water Act (33 USC 1368), Executive Order 11738, and Environmental Protection Agency regulations (40 CFR Part 15), which prohibit the use under non-exempt Federal contracts of facilities included on the EPA List of Violating Facilities. The Contractor shall


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        report any violations of this paragraph to the State of Indiana and to the United States Environmental Protection Agency Assistant Administrator for Enforcement.

8. The parties agree that Paragraph 12 of the original contract is deleted and replaced with the following:

        Compliance with Civil Rights Laws. The Contractor hereby assures that it will comply with all Federal and Indiana Civil Rights Laws, including, but not limited to, I.C. 22-9-1-10, to the end that it shall not discriminate against any employee or applicant for employment, to be employed in the performance of this contract, with respect to his/her hire, tenure, terms, conditions or privileges of employment or any matter directly or indirectly related to employment, because of his/her race, color, religion, sex, handicap, national origin, ancestry or status as a veteran. The Contractor understands that the State of Indiana is a recipient of federal funds. Pursuant to that understanding, the Contractor, and its subcontractors, if any, agree that if the Contractor employs 50 or more employees and does at least $50,000 worth of business with the State of Indiana and is not exempt, the Contractor will comply with the affirmative action reporting requirements of 41 CFR 60-1.7. Breach of this covenant may be regarded as a material breach of the contract. The State of Indiana shall comply with Section 202 of Executive Order 11246, as amended, 41 CFR 60-741, as amended, which are incorporated herein by specific reference.

9. The parties agree that this Second Amendment to the parties' original contract has been duly prepared and executed pursuant to Paragraph 8 of the original contract.

10. (a) The Contractor hereby covenants and agrees to make a good faith effort to provide and maintain during the term of this Contract a drug-free workplace, and that it will give written notice to the contracting state agency and the Indiana Department of Administration with ten (10) days after receiving actual notice that an employee of the Contractor has been convicted of a criminal drug violation occurring in the Contractor's workplace.

        (b) In addition to the provisions of subparagraph (a) above, if the total contract amount set forth in the Contract is in excess of $25,000, the Contractor hereby further agrees that this Contract is expressly subject to the terms, conditions and representations contained in the Drug-Free Workplace certification executed by the Contractor in conjunction with the Contract and which is appended as an Attachment hereto.

        (c) It is further expressly agreed that the failure of the Contractor to in good faith comply with the terms of subparagraph (a) above, or falsifying or otherwise violating the terms of the certification referenced in subparagraph (b) above shall constitute a material breach of this Contract, and

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
        shall entitle the State of Indiana to impose sanctions against the Contractor including, but not limited to, suspension of contract payment, termination of this Contract and/or debarment of the Contractor from doing further business with the State of Indiana for up to three years.

11. The Contractor, by the signature of its duly authorized representative to the attached Non-Collusion Affidavit, swears, affirms, and gives assurance that there has been no collusion between the Contractor and any State of Indiana employee, officer, or agent in the awarding of this contract and that the Contractor has, prior to the execution of said Affidavit, caused an inquiry to be made of all interested employees, agents, or representatives of the Contractor.



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
WHEREOF, the parties have executed this Contract.


For the Contractor:                     For the State of Indiana:

        [SIG]                                   [SIG]
- - -------------------------------------   -------------------------------------
Sandra Lichty                           James M. Verdier
Vice President                          Assistant Secretary
Medicus Systems Corporation             Office of Medicaid Policy Planning

Date:   [ILLEGIBLE]                     Date:   1/9/96
     --------------------------------        --------------------------------

APPROVED:                               APPROVED:

        [SIG]                                   [SIG]
- - -------------------------------------   -------------------------------------
Katherine L. Davis, Director            William Shrewsberry
State Budget Agency                     Commissioner
                                        Department of Administration

Date:   1/31/96                         Date:   Jan. 23, 1996
     --------------------------------        --------------------------------

APPROVED:                               APPROVED AS TO FORM AND LEGALITY

        [SIG]                                   [SIG]
- - -------------------------------------   -------------------------------------
Katherine L. Davis, Chair               Pamela Carter
Data Processing Oversight Commission    Attorney General of Indiana

Date:   1-31-96                         Date:   February 1, 1996
     --------------------------------        --------------------------------


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                                                            EXHIBIT 10.11(a)(2)

                                THIRD AMENDMENT
                                       TO
                             CONTRACT FOR SERVICES
                 BETWEEN OFFICE OF MEDICAID POLICY AND PLANNING
                                      AND
                          MANAGED CARE SOLUTIONS, INC.

        This THIRD AMENDMENT to the above-referenced contract is made and entered into by and between the State of Indiana, through the Office of Medicaid Policy and Planning [hereinafter called "Office"], of the Indiana Family and Social Services Administration, 402 West Washington Street, Room W382, Indianapolis, Indiana 46204, and Managed Care Solutions [hereinafter called "Contractor"], 2510 West Dunlap, Suite 300, Phoenix, AZ 85021.

        WHEREAS, the State of Indiana and Medicus Systems Corporation have previously entered into a contract for a term beginning January 3, 1994, and ending January 2, 1996 [hereinafter "the original contract"] for services in conjunction with the administration of the Indiana Primary Care Case Management Program;

        WHEREAS, the State of Indiana and Medicus Systems Corporation entered into a first amendment for a contract term beginning December 1, 1994 and ending January 2, 1996 to further extend the duties to be performed by the Contractor to include providing additional staff and services;

        WHEREAS, the State of Indiana and Medicus Systems Corporation entered into a second amendment for a contract term beginning January 3, 1996 through April 30, 1996 to extend the duties to be performed by the Contractor to include a contract extension of four additional months, to raise the consideration to reflect this contract term extension, and to add new language required by the Health Care Financing Administration and a new compliance with civil rights clause required by the Indiana Department of Administration;

        WHEREAS, the managed care division of Medicus Systems Corporation has ceased to exist due to the managed care division's tax-free spin-off from software division of Medicus Systems Corporation and the managed care division's simultaneous merger with three managed care companies to form the newly-created Managed Care Solutions, Inc. that has assumed all of the duties and liabilities of Medicus Systems Corporation under this contract, as of March 1, 1996, the date of said dissolution and organization;

        WHEREAS, the parties desire to further extend the duties to be performed by the Contractor to include duties associated with the implementation of the third year of the Hoosier Healthwise program, including the extension of duties in the areas of quality improvement, provider services, hotline/customer services, benefit advocates and information systems;



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
        NOW THEREFORE, the parties enter into this THIRD AGREEMENT for the consideration set out below, all of which is deemed to be good and sufficient consideration in order to make this THIRD AMENDMENT a binding legal instrument.

1. The parties hereby ratify and incorporate herein each term and condition set out in the original contract, first amendment, and second amendment, as well as all written matters incorporated therein except as specifically provided for by this THIRD AMENDMENT.

2.      The term of this amendment is May 1, 1996 through January 2, 1997.

3. The parties agree that Paragraph 2 of the original contract is amended to include the following expansion of services from the original contract as described in the Contractor's "Hoosier Healthwise Final Project Proposal-Year Three", incorporated herein by reference as Exhibit A:

        - Expansion of Service Area: The Contractor will provide services to a total of ninety-two counties. This includes seventy-seven new counties in addition to the fifteen counties in which the Contractor provided services under the original contract.

        - Quality Improvement: The Contractor will provide an expansion of quality improvement functions and additional staff to provide services to the Primary Care Case Management (PCCM) Program and Risk Based Managed Care (RBMC) Program.

        - Provider Services: The Contractor will provide additional coordination with EDS, the Medicaid fiscal agent contractor, and Maxicare Indiana, Inc. and Healthsource Indiana Managed Care Plan, Inc., the managed care organization contractors, including additional staff to cover the 92 counties and to provide education on both the PCCM and RBMC programs.

        - Hotline/Customer Services: The Contractor will hire additional staff to provide enhanced education and enrollment responsibilities, including changes and disenrollment, and on-line data entry.

        - Benefit Advocates: The Contractor will increase the number of benefit advocates by hiring additional staff to provide services to the 92 counties. The benefit advocates will educate recipients about both Indiana managed care programs: PCCM and RBMC. The Contractor will also provide enhanced case management tools and quality improvement activities.



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
        - Information Systems: The Contractor will provide enhanced reporting functions and additional linkage/communication to EDS, the Medicaid fiscal agent contractor.

4. The parties agree that, in consideration of the services to be performed by the Contractor as delineated in Paragraph 3 and Exhibit A of this Third Amendment, the Contractor will be paid an amount not to exceed three million, one hundred twenty-four thousand, and fifty-two dollars ($3,124,052.00) as delineated in the Contractor's Project Budget, incorporated herein by reference as Exhibit B.

5. The parties agree that Paragraph 3 of the original contract is amended to increase the total remuneration under the contract and the First, Second, and this THIRD AMENDMENT to an amount not to exceed seven million, two hundred and seventy-nine thousand, six hundred and ninety-one dollars ($7,279,691.00).

6. The Office will provide the above-specified funding on a reimbursement basis, with the Contractor submitting claims directly to the attention of Judith E. Becherer, Director of Program Operations--Long Term Care within the Office.

        All bills must be received by the tenth (10th) day of the month following the month which is being billed to insure payment at the end of that month.

7. The parties agree that this THIRD Amendment to the parties' original contract has been duly prepared and executed pursuant to Paragraph 8 of the original contract.

8. (a) The Contractor hereby covenants and agrees to make a good faith effort to provide and maintain during the term of this Contract a drug-free workplace, and that it will give written notice to the contracting state agency and the Indiana Department of Administration within ten (10) days after receiving actual notice that an employee of the Contractor has been convicted of a criminal drug violation occurring in the Contractor's workplace.

        (b) In addition to the provisions of subparagraph (a) above, if the total contract amount set forth in the Contract is in excess of $25,000, the Contractor hereby further agrees that this Contract is expressly subject to the terms, conditions and representations contained in the Drug-Free Workplace certification executed by the Contractor in conjunction with the Contract and which is appended as an Attachment hereto.

        (c) It is further expressly agreed that the failure of the Contractor to in good faith comply with the terms of subparagraph (a) above, or falsifying or otherwise violating the terms of the certification referenced in subparagraph (b) above shall constitute a material breach of this Contract, and shall entitle the State of Indiana to impose sanctions against


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
        the Contractor including, but not limited to, suspension of contract payment, termination of this Contract and/or debarment of the Contractor from doing further business with the State of Indiana for up to three years.

9. The Contractor, by the signature of its duly authorized representative to the attached Non-Collusion Affidavit, swears, affirms, and gives assurance that there has been no collusion between the Contractor and any State of Indiana employee, officer, or agent in the awarding of this contract and that the Contractor has, prior to the execution of said Affidavit, caused an inquiry to be made of all interested employees, agents, or representatives of the Contractor.




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WHEREOF, the parties have executed this Contract.


For the Contractor:                     For the State of Indiana:

     /s/ RICK JELINEK                        /s/ JAMES M. VERDIER
- - -------------------------------------   -------------------------------------
Rick Jelinek                            James M. Verdier
Senior Vice President                   Assistant Secretary
East Regional Director                  Office of Medicaid Policy Planning
Managed Care Solutions, Inc.

Date:   6/11/96                         Date:   6/17/96
     --------------------------------        --------------------------------

APPROVED:                               APPROVED:

     /s/ KATHERINE L. DAVIS                  /s/ JAY D. McQUEEN
- - -------------------------------------   -------------------------------------
Katherine L. Davis, Director            For William Shrewsberry
State Budget Agency                     Commissioner
                                        Department of Administration

Date:   8/9/96                          Date:   Aug. 5, 1996
     --------------------------------        --------------------------------

APPROVED:                               APPROVED AS TO FORM AND LEGALITY

        [SIG]                                /s/ G. DOUGLAS SEIDMAN, DEPUTY
- - -------------------------------------   -------------------------------------
For Katherine L. Davis, Chair           Pamela Carter
Data Processing Oversight Commission    Attorney General of Indiana

Date:   7/26/96                         Date:   8/12/96
     --------------------------------        --------------------------------


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